Income Taxes - Provision (Benefit) for Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Nov. 02, 2014	Nov. 03, 2013	Feb. 02, 2014	Feb. 03, 2013	Jan. 29, 2012
Current expense (benefit):
Federal	$ 1,381	$ 2,788	$ 615	$ 536
Foreign	237	(42)	97	361	(175)
State and local	1,953	(191)	1,150	(51)	383
Deferred expense (benefit)	(8,065)	(2,997)	(801)	(13,548)	(4,004)
Total provision (benefit) for income taxes	$ (4,494)	$ (442)	$ 1,061	$ (12,702)	$ (3,796)